Nicor Inc.
Form 8-K
Exhibit 10.5
THIRD AMENDMENT TO
NICOR INC. 1997
LONG-TERM INCENTIVE PLAN

This Third Amendment to the Nicor Inc. 1997 Long-Term Incentive Plan (the “Plan”) is effective as of March 1, 2006, by amending the Plan by substituting the following for Section 6.11:

“6.11 Agreement With Company. At the time of an Award to a Participant under the Plan, the Committee may require a Participant to enter into an agreement with the Company (the “Agreement”) in a form specified by the Committee, agreeing to the terms and conditions of the Plan and to such additional terms and conditions, not inconsistent with the Plan except to the extent necessary to comply with Code Section 409A, as the Committee may, in its sole discretion, prescribe.”

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I, Paul C. Gracey, Jr., Secretary of Nicor Inc., do hereby certify that the terms of this Third Amendment were approved at a meeting of the Board of Directors of the Company on March 16, 2006.

Dated: March 16, 2006                s/ PAUL C. GRACEY, JR.
Paul C. Gracey, Jr.
Secretary as Aforesaid